UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 15, 2006
                                                 ---------------------

                   FILM AND MUSIC ENTERTAINMENT, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

         Nevada                  0-51164               01-0802-246
----------------------------   ------------         -------------------
(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)             File Number)         Identification No.)


5670 Wilshire Boulevard, Suite 1690, Los Angeles, California     90036
------------------------------------------------------------  ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code :  (323) 904-5200
                                                     ----------------

    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

    (a) If an independent accountant who was previously engaged as the principal accountant to audit the registrant's financial statements, or an independent accountant upon whom the principal accountant expressed reliance in its report regarding a significant subsidiary, resigns (or indicates that it declines to stand for re-appointment after completion of the current audit) or is dismissed, disclose the information required by Item 304(a)(1) of Regulation S-K or Item 304(a)(1) of Regulation S-B, as applicable, including compliance with Item 304(a)(3) of Regulation S-K or Item 304(a)(3) of Regulation S-B (17 CFR 229.304(a)(1) and (a)(3) or 228.304(a)(1) and
(a)(3), respectively).

     304(a)(1):
     ---------

     i.    Whether the former accountant resigned, declined
           to stand for re-election or was dismissed and the date. Accountant was dismissed as of November
           15, 2006.  See Press Release Attached as Exhibit 1.
                      ----------------------------------------

     ii. Whether the principal accountant's report on the financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles, and also describe the nature of each such adverse opinion, disclaimer
           of opinion or modification.   Report did not
                                         --------------
           contain an adverse opinion or disclaimer and was
           ------------------------------------------------
           not modified.
           ------------

     iii. Whether the decision to change accountants was recommended or approved by the board of directors or an audit or similar committee of the board of directors. The Board of Directors made the determination. See Press Release.
                          -----------------
iv.
           A. Whether there were any disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. There were no disagreements with the
                         ------------------------------------
                former accountant, whether or not resolved,
                -------------------------------------------
                on any matter of accounting principles or
                -----------------------------------------
                practices, financial statement disclosure, or
                ---------------------------------------------
                auditing scope or procedure, which, if not
                ------------------------------------------
                resolved to the former accountant's
                -----------------------------------
                satisfaction, would have caused it to make
                ------------------------------------------
                reference to the subject matter of the
                --------------------------------------
                disagreement(s) in connection with its
                --------------------------------------
                report.
                ------

           B.   The following information only if applicable.
                Indicate whether the former accountant
                advised the small business issuer that:

                1.    internal controls necessary to develop
                      reliable financial statements did not
                      exist. No
                             --

                2. information has come to the attention of the former accountant which made the accountant unwilling to rely on management's representations, or unwilling to be associated with the
                      financial statements prepared by
                      management; No. As explained by the
                                  -----------------------
                      former accountant, the firm was
                      -------------------------------
                      unwilling to proceed with the audit
                      -----------------------------------
                      during the pendency of litigation. See
                      --------------------------------------
                      Press Release.
                      -------------

                3.    the scope of the audit should be
                      expanded significantly, or information
                      has come to the accountant's attention
                      that the accountant has concluded will,
                      or if further investigated might,
                      materially impact the fairness or
                      reliability of a previously issued audit
                      report or the underlying financial
                      statements, or the financial statements
                      issued or to be issued covering the
                      fiscal period(s) subsequent to the date
                      of the most recent audited financial
                      statements (including information that
                      might preclude the issuance of an
                      unqualified audit report) , and the
                      issue was not resolved to the
                      accountant's satisfaction prior to its
                      resignation or dismissal. See previous
                                               -------------
                      response and Press Release.
                      --------------------------

           C. The subject matter of each such disagreement or event identified in response to paragraph
                (a)(1)(iv) of this Item. See above responses.
                                         -------------------

           D.   Whether any committee of the board of
                directors, or the board of directors,
                discussed the subject matter of the
                disagreement with the former accountant. Yes
                                                         ---
           E.   Whether the small business issuer has
                authorized the former accountant to respond
                fully to the inquiries of the successor
                accountant concerning the subject matter of
                each of such disagreements or events and, if
                not, describe the nature of and reason for
                any limitation. The small business issuer has
                                -----------------------------
                authorized the former accountant to respond
                -------------------------------------------
                fully to the inquiries of the successor
                ---------------------------------------
                accountant concerning the subject matter of
                -------------------------------------------
                each of such disagreements or events.
                ------------------------------------


           304(a)-3:
           --------

                     The small business issuer shall
provide the former accountant with a copy of the
disclosures it is making in response to this Item no later
than the day that the disclosures are filed with the
Commission. The small business issuer shall request the
former accountant to furnish a letter addressed to the
Commission stating whether it agrees with the statements
made by the issuer and, if not, stating the respects in
which it does not agree. The small business issuer shall
file the letter as an exhibit to the report or registration
statement containing this disclosure. If the letter is
unavailable at the time of filing, the small business
issuer shall request the former accountant to provide the
letter so that it can be filed with the Commission within
ten business days after the filing of the report or
registration statement. Notwithstanding the ten business
day period, the letter shall be filed within two business
days of receipt. The former accountant may provide an
interim letter highlighting specific areas of concern and
indicating that a more detailed letter will be forthcoming
within the ten business day period noted above. The interim
letter, if any, shall be filed with the report or
registration statement or by amendment within two business
days of receipt.  The registrant is in process of complying
                  -----------------------------------------
with this item.
--------------

(b) If a new independent accountant has been engaged as either the principal accountant to audit the registrant's financial statements or as an independent accountant on whom the principal accountant is expected to express reliance in its report regarding a significant subsidiary, the registrant must disclose the information required by
Item 304(a)(2) of Regulation S-K or Item 304(a)(2) of
Regulation S-B, as applicable (17 CFR 229.304(a)(2) or
228.304(a)(2), respectively).

           304(a)-2:
           --------

If during the period specified in paragraph (a)(1) of this
Item, a new accountant has been engaged as either the
principal accountant to audit the issuer's financial
statements or as the auditor of a significant subsidiary
and on whom the principal accountant is expected to express
reliance in its report, identify the new accountant and the
engagement date. The New accountant is HJ Associates &
                 -------------------------------------
Consultants, LLP, engaged as of November 15, 2006. See
------------------------------------------------------
Press Release.
-------------

Additionally, if the issuer (or someone on its behalf) consulted the new accountant regarding:

    i. The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue. Neither the issuer or someone on its behalf
         -------------------------------------------
         consulted the new accountant regarding the
         ------------------------------------------
         application of accounting principles to a specific
         --------------------------------------------------
         completed or contemplated transaction, or the type
         --------------------------------------------------
         of audit opinion that might be rendered on the
         ----------------------------------------------
         small business issuer's financial statements and
         ------------------------------------------------
         neither written nor oral advice was provided that
         -------------------------------------------------
         was an important factor considered by the small
         -----------------------------------------------
         business issuer in reaching a decision as to the
         ------------------------------------------------
         accounting, auditing or financial reporting issue.
         -------------------------------------------------

    ii. Any matter that was the subject of a disagreement or event identified in response to paragraph
         (a)(1)(iv) of this Item, then the small business issuer shall:

         A.   Identify the issues that were the subjects of
              those consultations. Pending litigation. See
                                   -----------------------
              Press Release.
              -------------

         B.   Briefly describe the views of the new
              accountant given to the small business issuer
              and, if written views were received by the
              small business issuer, file them as an
              exhibit to the report or registration
              statement. After having reviewed the pending
                         ---------------------------------
              litigation, the new accountant accepted the
              -------------------------------------------
              engagement.
              ----------

         C.   State whether the former accountant was
              consulted by the small business issuer
              regarding any such issues, and if so,
              describe the former accountant's views. See
                                                      ---
              responses to Item (a) above.
              ---------------------------

         D.   Request the new accountant to review the
              disclosure required by this Item before it is
              filed with the Commission and provide the new
              accountant the opportunity to furnish the
              small business issuer with a letter addressed
              to the Commission containing any new
              information, clarification of the small
              business issuer's expression of its views, or
              the respects in which it does not agree with
              the statements made in response to this Item.
              Any such letter shall be filed as an exhibit
              to the report or registration statement
              containing the disclosure required by this
              Item.  The Registrant has complied with this
                     -------------------------------------
              requirement.
              -----------


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

	 (d) If the registrant elects a new director, except by a vote of security holders at an annual meeting or special meeting convened for such purpose, disclose the following information:

	(1) the name of the newly elected director and the date of election. Michael Daly. November 15, 2006.
                       -------------------------------

	(2) a brief description of any arrangement or understanding between the new director and any other persons, naming such persons, pursuant to which such director was selected as a director. Michael
                                                            -------
Daly is the son of John Daly, Chairman of the Board and Chief
-------------------------------------------------------------
Executive Officer.
-----------------

	(3) the committees of the board of directors to which the new director has been, or at the time of this disclosure is expected to be, named. None
           ----
	(4) the information required by Item 404(a) of Regulation S-K or
Item 404(a) of Regulation S-B, as applicable (17 CFR 229.404(a) or 228.404(a), respectively).

        a. Describe any transaction, since the beginning of the small business issuer's last fiscal year, or any currently proposed transaction, in which the small business issuer was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the small business issuer's total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest. Disclose the following information regarding the transaction:

              1. The name of the related person and the basis on which the person is a related person. Michael Daly, Director
                                                   ----------------------
                   and son of John Daly, Chairman and CEO.
                   --------------------------------------

              2. The related person's interest in the transaction with the small business issuer, including the related person's position(s) or relationship(s) with, or ownership in, a firm, corporation, or other entity that is a party to, or has an interest in, the transaction. Michael Daly became an officer, director and one third
                   ------------------------------------------------------
                   shareholder of Red Giants Productions, Inc. the company
                   -------------------------------------------------------
                   through which the Corporation contracts for the services
                   --------------------------------------------------------
                   of John Daly.
                   ------------

              3. The approximate dollar value of the amount involved in the transaction. $104,000
                                    --------

              4. The approximate dollar value of the amount of the related person's interest in the transaction, which shall be computed without regard to the amount of profit or loss.

              5. In the case of indebtedness, disclosure of the amount involved in the transaction shall include the largest aggregate amount of principal outstanding during the period for which disclosure is provided, the amount thereof outstanding as of the latest practicable date, the amount of principal paid during the periods for which disclosure is provided, the amount of interest paid during the period for which disclosure is provided, and the rate or amount of interest payable on the indebtedness.

              6. Any other information regarding the transaction or the related person in the context of the transaction that is material to investors in light of the circumstances of the particular transaction.


                      15 Instructions to Item 5.02.
                         -------------------------

1. The disclosure requirements of this Item 5.02 do not apply to a registrant that is a wholly-owned subsidiary of an issuer with a class of securities registered under Section 12 of the Exchange Act (15 U.S.C. 78l), or that is required to file reports under Section 15(d) of the Exchange Act (15 U.S.C. 78o(d)).

2. To the extent that any information called for in Item 5.02(c)(3) or Item 5.02(d)(3) or Item 5.02(d)(4) is not determined or is unavailable at the time of the required filing, the registrant shall include a statement this effect in the filing and then must file an amendment to its Form 8-K filing under this Item 5.02 containing such information within four business days after the information is determined or becomes available.


                            SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FILM AND MUSIC ENTERTAINMENT, INC.
      (Registrant)                             Date: November 21, 2006

/s/Lawrence S. Lotman
---------------------------------- (Signature)*
Lawrence S. Lotman, Secretary,
Director, VP Finance

*  Print name and title of the signing officer under his signature.



EXHIBITS:


Exhibit 1.    Press Release